Goodwill and intangible assets	12 Months Ended
Dec. 31, 2013
Goodwill and intangible assets

15    Goodwill and intangible assets

(in millions of Canadian dollars)	Goodwill	Cost	Intangible assets accumulated amortization	Net carrying amount

Balance at December 31, 2011	$150	$50	$(8)	$42
Amortization	–	–	(1)	(1)
Foreign exchange impact	(4)	–	–	–
PRB option impairment (Note 3)	–	(26)	–	(26)

Balance at December 31, 2012	$146	$24	$(9)	$15
Amortization	–	–	(1)	(1)
Foreign exchange impact	10	–	–	–
DM&E West impairment (Note 3)	(6)	(2)	–	(2)

Balance at December 31, 2013	$150	$22	$(10)	$12

As part of the acquisition of DM&E in 2007, CP recognized goodwill of US$147 million on the allocation of the purchase price, determined as the excess of the purchase price over the fair value of the net assets acquired. Since the acquisition, the operations of DM&E have been integrated with CP’s U.S. operations and the related goodwill is allocated to CP’s U.S. reporting unit. Goodwill is tested for impairment at least once per year as at October 1st. The goodwill impairment test determines if the fair value of the reporting unit continues to exceed its net book value, or whether an impairment charge is required. The fair value of the reporting unit is affected by projections of its profitability including estimates of revenue growth, which are inherently uncertain.

Intangible assets of $12 million (2012 – $15 million), acquired in the acquisition of DM&E, includes favourable leases, customer relationships and interline contracts.

At December 31, 2013, CP has classified DM&E West as an asset held for sale, which resulted in a goodwill impairment charge of $6 million and an intangible assets impairment charge of $2 million (Note 3).

Due to continued deterioration in the market for domestic thermal coal, including a sharp deterioration in 2012, in the fourth quarter of 2012 CP deferred plans to extend its rail network into the PRB coal mines indefinitely. The amount of the impairment associated with the option to expand the track network, previously included in intangible assets, was $26 million (Note 3).

The estimated amortization expense for intangible assets for 2014 to 2018 is insignificant each year.